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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 5, 2004

                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF OCTOBER 1, 2004, PROVIDING FOR THE ISSUANCE OF
             ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2004-3)


                   Option One Mortgage Acceptance Corporation
             (Exact name of registrant as specified in its charter)

      Delaware               333-104020                33-0727357
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(State or Other           (Commission File        (I.R.S. Employer
Jurisdiction of                    Number)         Identification Number)
Incorporation)

3 Ada                                                          92618
Irvine, California                                           (Zip Code)
(Address of Principal Executive Offices)
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Registrant's telephone number, including area code:  (949) 790-8100
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General (Instructions A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - COMPLETION OF FINANCIAL INFORMATION

Item 2.01       Acquisition or Disposition of Assets

         On October 5, 2004, a single series of certificates, entitled Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2004-3 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of October 1, 2004 (the "Agreement"), among Option One Mortgage Acceptance Corporation as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (in such capacity, the "Master Servicer") and Wells Fargo Bank, N.A. as trustee (the "Trustee").

         On October 27, 2004, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement with an aggregate principal balance equal to approximately $201,395,250.55 with funds on deposit in the Group I Pre-Funding Account (the "Group I Pre-Funding Account") and the Group II Pre-Funding Account (the "Group II Pre-Funding Account," together with the Group I Pre-Funding Account, the "Pre-Funding Accounts") both established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to the Subsequent Transfer Instrument, dated October 27, 2004, between the Depositor and the Trustee (the "Instrument"). Attached to the Instrument are additional terms of the sale of the Mortgage Loans that are the subject of such Instrument.

SECTION 8 - OTHER EVENTS

Item 8.01       Other Events

Description of the Mortgage Pool

         The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the end of the Funding Period, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Group I Mortgage Loans having an aggregate principal balance of approximately $490,725,802.35 and of Group II Mortgage Loans having an aggregate principal balance of approximately $509,126,647.01.

         As more fully described above, on October 27, 2004, the Depositor purchased the Subsequent Mortgage Loans with the funds on deposit in the Pre-Funding Accounts.


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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.         Financial Statements and Exhibits

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits

Exhibit No.    Item 601(a) of Regulation SK     Description
               Exhibit No.

1              4.2                              Subsequent Transfer Instrument,
                                                dated as of October 27, 2004,
                                                between Option One Mortgage
                                                Acceptance Corporation as seller
                                                and Wells Fargo Bank, N.A., as
                                                trustee.

2              99.1                             Characteristics of the Mortgage
                                                Pool relating to Option One
                                                Mortgage Loan Trust 2004-3,
                                                Asset Backed Certificates,
                                                Series 2004-3.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated: October 27, 2004

                                                  OPTION ONE MORTGAGE ACCEPTANCE
                                                   CORPORATION


                                                  By:    /s/ David S. Wells
                                                     ---------------------------
                                                  Name:  David S. Wells
                                                  Title: Assistant Secretary


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                                Index to Exhibits


       Exhibit No.                  Description                  Sequentially
                                                                 Numbered Page

          4.2              Subsequent Transfer Instrument,
                           dated as October 27, 2004,
                           between Option One Mortgage
                           Acceptance Corporation as seller
                           and Wells Fargo Bank, N.A., as
                           trustee.

         99.1              Characteristics of the Mortgage
                           Pool relating to Option One
                           Mortgage Acceptance Corporation,
                           Asset-Backed Certificates, Series
                           2004-3.


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